NATIXIS FUNDS

Supplement dated July 18, 2011 to the Natixis Funds Statement of Additional Information (the “SAI”) dated May 1, 2011, as may be revised or supplemented from time to time, for the following fund:

Hansberger International Fund

Effective immediately, the third paragraph under the section “Portfolio Holdings Information” in the SAI is amended and restated as follows:

With respect to items (2) through (6) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund’s adviser, subadviser, administrator or custodian. With respect to (7) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are NGAM (daily disclosure of full portfolio holdings), pursuant to a services agreement between Absolute Asia and NGAM, for the purpose of assisting with the monitoring of significant events for valuation purposes with respect to Dynamic Equity Fund; tax agents in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purpose of performing certain duties for compliance with Taiwan’s tax laws with respect to Dynamic Equity Fund and Hansberger International Fund; Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to Large Cap Value Fund, Natixis Oakmark Global Fund, Natixis Oakmark International Fund, Small Cap Value Fund, Value Opportunity Fund and the Harris Associates subadvised discipline of the U.S. Multi-Cap Equity Fund; GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Loomis Sayles Solutions, LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain portfolio compliance monitoring services with respect to the discipline of Income Diversified Portfolio managed by Active Investment Advisors; Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis with respect to the Loomis Sayles sub-advised equity segments of U.S. Multi-Cap Equity Fund; Electra (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to Income Diversified Portfolio; Barclays Capital and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Loomis Sayles sub-advised fixed-income segments of Income Diversified Portfolio; Glass Lewis & Co., LLC (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed for the securities held within the Real Estate Fund and the AEW sub-advised segment of Income Diversified Portfolio, Thomson Financial (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of performing attribution analysis with respect to Real Estate Fund and the AEW sub-advised segment of Income Diversified Portfolio; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns; and chartered accountants in India (daily disclosure of securities trades of India-based issuers, provided next business day) for the purpose of performing certain duties for compliance with the India Income Tax Act with respect to Dynamic Equity Fund and Hansberger International Fund. Although the Trusts may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Funds’ Board of Trustees exercises oversight of the disclosure of the Funds’ portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosure pursuant to item (7) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.